                                                              Rule 497(c)
                                                              File No. 333-47467


                             P R O S P E C T U S

                                 June 26, 1998

                              THE NEVIS FUND, INC.

The Nevis Fund, Inc. (the "Fund") is a no-load mutual fund whose investment objective is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in securities of public companies experiencing dramatic earnings growth.

This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated June 26, 1998, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by calling the Fund at (877) 44-NEVIS. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

  THESE SECURITIES HAVE  NOT BEEN  APPROVED OR DISAPPROVED  BY THE SECURITIES
    AND EXCHANGE COMMISSION NOR HAS  THE SECURITIES AND EXCHANGE COMMISSION
      PASSED  UPON  THE ACCURACY  OR  ADEQUACY  OF THIS  PROSPECTUS.  ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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

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                                    SUMMARY

THE FUND
   The Nevis Fund, Inc. (the "Fund") is a no-load mutual fund. The investment objective of the Fund is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in securities of public companies experiencing dramatic earnings growth. See "Investment Objectives and Policies."

RISKS TO CONSIDER
   The Fund invests in equity securities which are subject to market risks that may cause their prices to fluctuate. Equity securities held by the Fund may not perform well during certain market cycles and may not respond to gen-eral market movements to the same extent as other securities. Moreover, be-cause the Fund is a "non-diversified" investment company, its portfolio may be concentrated in the securities of relatively fewer issuers and, as a result, shareholders may experience greater fluctuations in the value of their shares. Thus, the Fund may be more suitable for long-term investors who can bear the risk of short-term fluctuations. The Fund may invest up to 20% of its total net assets in foreign securities and, accordingly, an investment in the Fund will be subject to the risks associated with foreign investments. See "Risks To Consider."

INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR
   Nevis Capital Management, Inc. (the "Adviser") is the Fund's investment ad-viser. SEI Investments Mutual Fund Services serves as the Fund's administra-tor, and SEI Investments Distribution Co. (the "Distributor") is the distribu-tor of the Fund's shares. See "Management" and "General Information."

PURCHASE AND REDEMPTION OF SHARES
   Investors may purchase shares of the Fund by contacting Forum Shareholder Services, LLC, the Fund's transfer agent (the "Transfer Agent"), on any Busi-ness Day. Shares are sold at their current net asset value without any sales charge. The minimum initial investment in the Fund is $25,000 (except for In-dividual Retirement Accounts and automatic investment plans). Subsequent in-vestments must be at least $500 (except for automatic investment plans). Shareholders may redeem all or any portion of their shares at the net asset value next determined after the Transfer Agent has received a redemption re-quest. Shares redeemed within 90 days of their purchase are subject to a 1% redemption fee. See "Purchase and Redemption of Shares."

INVESTOR INQUIRIES
   Investors with questions regarding the Fund should call (877) 44-NEVIS. Share purchase and redemption transactions should be made through the Transfer Agent by calling (888) 263-5597.

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2

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                               FEES AND EXPENSES

   The following table provides a summary of expenses relating to purchases and sales of Fund shares, and the annual operating expenses of the Fund as a per-centage of average net assets. The expense summary format below was developed for use by all mutual funds to assist investors in making investment decisions. Investors should consider this information together with the other important information included elsewhere in this Prospectus.

SHAREHOLDER TRANSACTION EXPENSES
 Sales Load Imposed on Purchases.........................................  None
 Sales Load Imposed on Reinvested Dividends..............................  None
 Redemption Fee(/1/)..................................................... 1.00%
 Exchange Fee............................................................  None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
 Management Fees(/2/).................................................... 1.50%
 Other Expenses (after reimbursement)(/2/)............................... 0.00%
 Total Fund Operating Expenses (after reimbursement)(/2/)................ 1.50%

(1) Shares redeemed within 90 days of their purchase are subject to a 1% re-demption fee. The Fund reserves the right to waive the redemption fee. See "Purchase and Redemption of Shares."

(2) Pursuant to its investment management agreement with the Fund, the Adviser has agreed to bear all ordinary expenses incurred in the conduct of the Fund's operations. The Fund bears all extraordinary expenses incurred in the course of its business. See "Investment Adviser" in the Statement of Additional Information.

EXAMPLE

                                                           ONE YEAR THREE YEARS
                                                           -------- -----------
 You would pay the following expenses on a $1,000 invest-
 ment, assuming (1) 5% annual return and (2) redemption at
 the end of each time period:                                $15        $47

   The expense table and example above are provided to assist investors in un-derstanding the expenses they will bear directly or indirectly as a shareholder of the Fund. For more information with respect to the expenses of the Fund, see "Management." THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

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                                                                               3

                            PERFORMANCE INFORMATION

PERFORMANCE OF NEVIS CAPITAL MANAGEMENT, INC.
   The chart below shows the historical performance of all accounts having substantially the same investment objectives, policies and strategies as the Fund managed by Nevis Capital Management, Inc., the Fund's investment adviser. The data, calculated on an average annual total return basis, is provided to illustrate the Adviser's past performance in managing accounts in accordance with the same investment objectives, policies, and strategies utilized for the Fund. These accounts consist of separate and distinct portfolios and their performance is not indicative of or a substitute for the past or future per-formance of the Fund. As of the date of this Prospectus, the Fund had not com-menced investment operations and therefore did not have a performance record of its own.

YEAR ENDED                                    NEVIS          S&P     RUSSELL
DECEMBER 31                               COMPOSITE(/1/)  500(/2/)   2000  (/3/)
-----------                               ---------      ------     --------
1991*...................................    10.2%          8.4%        5.4%
1992....................................    13.0%          7.7%       16.6%
1993....................................    32.3%         10.1%       17.0%
1994....................................    15.8%          1.3%       -3.1%
1995....................................    57.4%         37.5%       26.3%
1996....................................    35.0%         23.0%       14.8%
1997....................................    10.1%         33.4%       20.5%
1998 (1st Quarter)......................    16.2%         13.9%       10.0%
Cumulative Returns (since 9/30/91)......   519.0%        234.2%      166.8%
Compound Annual Returns (since 9/30/91).    28.8%         20.4%       16.3%
Average Annual
 Total Returns
 One Year...............................    46.5%         48.0%       42.0%
 Five Years.............................    32.3%         22.4%       17.7%

*Period October 1, 1991 through December 31, 1991. On October 1, 1991, the Ad-viser commenced the management of accounts that are included in the Nevis Composite (as hereinafter defined).

(1) The Adviser's composite performance data (the "Nevis Composite") was de-veloped from the aggregate performance of all accounts that are managed with investment objectives, policies, and strategies substantially the same as the Adviser will employ in managing the assets of the Fund. The Nevis Composite includes all accounts for which the Adviser has full dis-cretionary authority to manage in accordance with its investment objec-tives, policies, and strategies. The composite performance data has been calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"), which differ from the SEC's method of performance calculation. Investment advisory fees and other ex-penses have been deducted. The fees and expenses deducted from the compos-ite performance data generally are lower than the expenses incurred by the Fund, and the composite performance figures would have been lower if they had been subject to the higher fees and expenses incurred by the Fund. In addition, if the accounts within the Nevis Composite had been regulated as investment companies under the federal securities and tax laws, the com-posite performance might have been adversely affected by the diversifica-tion requirements, tax restrictions and investment limitations to which the Fund is subject.

(2) The Standard & Poor's Composite Stock Price Index (the "S&P 500") is com-posed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included, and the value fluctuates with changes in the market val-ues of those common stocks.

(3) The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index, representing 7% of the Russell 3000 total market capi-talization. The Russell 3000 Index is composed of 3,000 large U.S. compa-nies ranked by market capitalization, representing approximately 98% of the U.S. equity market.

   THE ADVISER'S PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE FUND'S INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES, AND MARKET CONDITIONS DURING THE PERIODS

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4

FOR WHICH IT IS REPORTED. HISTORICAL PERFORMANCE INFORMATION SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF THE FUTURE PERFORMANCE OF THE FUND.

PERFORMANCE OF THE FUND
   The Fund may quote its yield and total return in advertisements and reports to shareholders and prospective investors. The Fund's performance may also be compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices, such as the S&P 500 and the Russell 2000, that are referenced in the Statement of Additional Information. Standard total return results reported by the Fund do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees.
   The Fund's yield is calculated by dividing the net investment income earned by the Fund over a specified 30-day period, by the average number of shares entitled to receive dividends, and expressing the result as an annualized per-centage rate based on the net asset value per share at the end of the 30-day period. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the com-pounding effect of this assumed reinvestment.
   The Fund's average annual total return is computed by determining the aver-age annual compounded rate of return for a specific period which, when applied to a hypothetical $1,000 investment in the Fund at the beginning of the peri-od, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions during the period.
   Further information concerning the Fund's yield and total return is in-cluded in the Statement of Additional Information.

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                      INVESTMENT OBJECTIVES AND POLICIES

   The investment objective of the Fund is to provide long-term capital appre-ciation. The Fund seeks to achieve its investment objective by investing in securities of public companies experiencing dramatic earnings growth. The in-vestment objective of the Fund is not a fundamental policy and may be changed after notice to, but without the approval of, the Fund's shareholders. There can be no assurance that the Fund will achieve its investment objective. The Fund's share price and investment return will fluctuate, and a shareholder's investment in the Fund when redeemed may be worth more or less than the origi-nal cost. See "Risks To Consider."

INVESTMENT STRATEGY
   The Fund's investment strategy is founded on the belief that over time the performance of a company's stock will track the growth of its earnings. The Adviser's goal is to produce equity rates of return for the Fund that are con-sistently superior to the S&P 500 by investing in public companies experienc-ing dramatic earnings growth. When analyzing the earnings growth of a company, the Adviser attempts to determine its "real" operating earnings power. Accord-ingly, the Adviser is not interested in companies that report unsustainable earnings growth attributable to investment income, extraordinary gains or ac-counting legerdemain. Rather, the Adviser will select investments for the Fund characterized by businesses that generate high returns on invested cap-

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                                                                              5
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ital and have strong, positive cash flows.
   In addition to emphasizing earnings growth, the Fund's investment strategy demands that the Adviser exhibit sensitivity to valuation when selecting stocks for the Fund's portfolio. Typically, the Fund expects to pay a price- /earnings multiple no greater than 75% of a company's long-term sustainable growth rate. The Adviser pays careful attention to a company's capital struc-ture, preferring companies with conservatively capitalized balance sheets that are self-financing.
   The Adviser's investment professionals function both as security analysts and portfolio managers. In order for a company to be included in the Fund's portfolio, the portfolio managers must have firsthand knowledge of its busi-ness derived from primary sources. In keeping with this belief, the Adviser's investment professionals follow an internal discipline which states that they will not purchase a stock for the Fund before meeting with senior management of the company. When researching a target company, they compile thorough quan-titative data from 10-Ks, 10-Qs and proxy statements. The Adviser's investment professionals then add perspective to the numbers by interviewing company man-agement, suppliers, customers, competitors and research analysts. In some cases, the companies selected for investment by the Fund will not be followed by large brokerage firms. This lack of research coverage often results in the opportunity to purchase securities of outstanding companies at attractive prices. The Adviser has amassed a solid track record over the last five years in managing institutional accounts utilizing this investment strategy.

PORTFOLIO INVESTMENTS
   EQUITY SECURITIES. The Fund expects to invest primarily in equity securi-ties which include common stock as well as securities with characteristics of common stock, such as preferred stock and securities convertible into common stock.
   RULE 144A SECURITIES. Subject to the Fund's limitations on investing in il-liquid securities, the Fund may purchase Rule 144A securities. Rule 144A secu-rities are restricted securities in that they have not been registered under the Securities Act of 1933, but they may be traded between certain qualified institutional investors, including investment companies. The presence or ab-sence of a secondary market in these securities may affect their value. The Fund's Board of Directors has established guidelines and procedures for deter-mining the liquidity of Rule 144A securities.
   MONEY MARKET INSTRUMENTS. The Adviser may invest a portion of the Fund's assets in money market instruments to provide flexibility in meeting redemp-tions and paying expenses of the Fund, and in the timing of new investments for the Fund's portfolio. Money market instruments include U.S. government se-curities, obligations of U.S. commercial banks, commercial paper, and repur-chase agreements.
   REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to U.S. Treasury securities. In a repurchase agreement, the Fund buys a security and simultaneously agrees to sell it back at a higher price. In all cases, the Adviser must find the creditworthiness of the other party to the transaction to be satisfactory. In addition, all repurchase agreements entered into by the Fund will be fully collateralized and marked to market daily. In the event of a default by, or bankruptcy proceedings with respect to, the other party to the repurchase agreement, the Fund could experience delays in recovering its cash and a loss to the extent that, in the meantime, the value of the securities repurchased has decreased.
   HEDGING STRATEGIES. The Adviser, to the extent permitted by the Fund's in-vestment policies

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6
and restrictions, may buy and sell options on securities, currencies, futures contracts, and options on such contracts to manage exposure to changing secu-rity prices and currency exchange rates. Some strategies using these instru-ments tend to hedge the Fund's investments against price fluctuations. Other strategies tend to increase market exposure. Hedging instruments may be used in combination with each other to adjust the risk/return characteristics of the overall strategy. These strategies may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, the Fund may experience a loss if the counterparty in the transaction does not perform as promised.
   INVESTMENT LIMITATIONS. The Fund's investment program is subject to a number of investment restrictions that reflect both self-imposed standards and regula-tory limitations. Restriction 2 is a fundamental policy and may only be changed with shareholder approval. Restrictions 1, 3 and 4 may be changed by the Fund's Board of Directors. The Fund will not:

  (1) Borrow money other than for temporary or emergency purposes in an amount not exceeding 10% of the value of its total assets at the time of such borrowing; provided that, while borrowings by the Fund equaling 5% or more of its total assets are outstanding, the Fund will not pur-chase securities for investment;

  (2) Concentrate its investments in any one industry (excluding securities of the U.S. government and its agencies and instrumentalities);

  (3) Invest more than 15% of its net assets in illiquid securities, includ-ing repurchase agreements with maturities of greater than seven days; or
  (4) Invest more than 20% of its net assets in foreign securities.

   The Statement of Additional Information contains additional information re-garding the Fund's investment policies, including a complete listing of the in-vestment restrictions applicable to the Fund.

PORTFOLIO TURNOVER
   The Fund anticipates that its annual portfolio turnover rate will not exceed 40%, but the Fund's turnover rate will not be a limiting factor when the Ad-viser deems portfolio changes appropriate.

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                               RISKS TO CONSIDER

INVESTMENT IN EQUITY SECURITIES
   Investments in equity securities are subject to market risks which may cause their prices to fluctuate. Accordingly, the Fund may be more suitable for long-term investors who can bear the risk of short-term fluctuations. Changes in the value of portfolio securities will not necessarily affect income derived from the securities but will affect the net asset value of the Fund's shares. Equity securities held by the Fund may not perform well during certain market cycles and may not respond to general market movements to the same extent as other se-curities. Equity securities of companies with relatively-small market capital-izations frequently have experienced greater price volatility than equity secu-rities of larger companies, and they may be expected to do so in the future. The reliance of smaller companies on limited product lines, markets, financial resources, or other factors may make them more susceptible to setbacks and downturns. As a result, their stock prices may be particularly volatile. More-over, if a special situ-

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                                                                               7
ation is involved, such as a new product or service, or an acquisition or merger with favorable implications, there is the risk that it will not develop as favorably as expected. For example, a new product or service may not enjoy the anticipated market acceptance, or an acquisition or merger may be blocked.

NON-DIVERSIFICATION
   Investing in the Fund, which is a "non-diversified" company under the In-vestment Company Act of 1940, may entail greater risk than investing in a di-versified mutual fund. The Fund's portfolio may be concentrated in the securi-ties of relatively fewer issuers and, as a result, shareholders may experience greater fluctuations in the value of their shares. Any economic, political, or regulatory development affecting the value of a security held in the Fund's portfolio could have a greater impact on the net asset value of the Fund than would be the case if the Fund's investments were diversified among a greater number of issuers.

INVESTMENT IN FOREIGN SECURITIES
   Investing in foreign securities involves considerations and possible risks not typically associated with investing in domestic securities. The values of foreign investments are affected by changes in currency rates or exchange con-trol regulations, application of foreign tax laws, including withholding tax-es, changes in governmental administration, or economic or monetary policy (in the United States or abroad), or changed circumstances in dealings between na-tions. Costs are incurred in connection with conversions between various cur-rencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxa-tion, lack of uniform accounting and auditing standards, potential difficul-ties in enforcing contractual obligations, and the possibility of extended settlement periods.

YEAR 2000 ISSUE
   The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individ-uals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and af-ter January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has made inquiry of its service providers to determine whether they expect to have their computer systems adjusted for the year 2000 transition, and is seeking assurances from each service provider that it expects its sys-tem to accommodate the year 2000 transition without material adverse conse-quences to the Fund. While it is likely that such assurances will be obtained, the Fund and its shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or custodians, banks, broker-dealers or others with which the Fund does business.

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                                  MANAGEMENT

   The business and affairs of the Fund are managed under the supervision of its Board of Directors. The Fund's Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the agreements with the Fund's investment adviser, dis-tributor, administrator,

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8
transfer agent and custodian. The management of the Fund's day-to-day opera-tions is delegated to its officers, investment adviser, and administrator, subject always to the general supervision of the Board of Directors.

INVESTMENT ADVISER
   Nevis Capital Management, Inc. (the "Adviser") serves as investment adviser of the Fund pursuant to an investment management agreement with the Fund. Un-der the agreement, the Adviser manages the Fund's portfolio in accordance with its investment objective, policies and restrictions, makes investment deci-sions for the Fund, places orders for the purchase and sale of securities and other financial instruments on behalf of the Fund, and employs portfolio man-agers and securities analysts who provide research services to the Fund. In addition, the Adviser has agreed to pay all ordinary expenses incurred in the conduct of the Fund's operations. For the services provided and the expenses assumed by the Adviser under the agreement, the Adviser is entitled to receive an investment advisory fee from the Fund, computed daily and paid monthly, at the annual rate of 1.50% of the Fund's average daily net assets.
   The Adviser is a registered investment adviser which as of March 31, 1998, had approximately $720 million in assets under management. The Adviser, which was founded in 1991 by David R. Wilmerding, III and Jon C. Baker, provides in-vestment advice to high-net-worth individuals and institutional investors with respect to investments in equity securities. Although the Adviser has not pre-viously served as investment adviser to a registered investment company, its investment team has experience in managing client accounts in accordance with the same strategy utilized for the Fund. The Adviser utilizes the same re-search, analytical models, and professional staff in managing the Fund and its other client accounts.
   The Adviser is a Maryland corporation with its principal office located at 1119 St. Paul Street, Baltimore, Maryland 21202.
   Officers and employees of the Adviser are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the code of ethics adopted by the Fund.

PORTFOLIO MANAGERS
   David R. Wilmerding, III and Jon C. Baker, the Adviser's President and Ex-ecutive Vice-President, respectively, share responsibility for managing the Fund's assets. Mr. Wilmerding has more than 14 years of investment experience and has been a portfolio manager with the Adviser since July 1991. Mr. Baker has more than 11 years of investment experience and has been a portfolio man-ager with the Adviser since September 1991.

PORTFOLIO TRANSACTIONS
   Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for placing orders for securities transactions. Transactions involving equity securities will normally be conducted through broker-dealers who charge a commission for their services. The Fund has no ob-ligation to enter into securities transactions with any particular broker-dealer, issuer, underwriter, or other entity. In placing orders for the Fund, it is the policy of the Adviser to obtain the best net results in terms of price and execution. Where such execution may be obtained from more than one firm, securities transactions may be directed to firms that provide research to the Adviser. If more than one account managed by the Adviser is purchasing or selling the same security, the orders may be aggregated in the interest of achieving the most favorable execution.

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                                                                              9

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ADMINISTRATOR
   SEI Investments Mutual Fund Services (the "Administrator"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund's administrator pursuant to an administration agreement with the Fund. The Administrator pro-vides certain fund accounting and administrative services to the Fund, includ-ing, among other services, accounting relating to the Fund and its investment transactions, and computation of the net asset value of the Fund. The Adminis-trator does not have any responsibility or authority for the management of the assets of the Fund, the determination of its investment policies, or for any matter pertaining to the distribution of its shares.
   As compensation for the services and facilities provided by the Administra-tor to the Fund, the Fund has agreed to pay a fee, computed daily and paid monthly, at the annual rate of 0.12% of the first $100 million of the average daily net assets of the Fund, 0.10% of the next $100 million of such assets, and 0.08% of such assets in excess of $200 million (subject to a minimum an-nual fee of $90,000) and to reimburse the Administrator for its out-of-pocket expenses.

DISTRIBUTOR
   Shares of the Fund are distributed through SEI Investments Distribution Co. (the "Distributor"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, the principal underwriter and distributor of the Fund. The Distributor, a wholly-owned subsidiary of SEI Investments Company, is a registered broker-dealer and member firm of the National Association of Securities Dealers, Inc. No compen-sation is paid to the Distributor for distribution services for the shares of the Fund.

                       PURCHASE AND REDEMPTION OF SHARES

   Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order. Investors may purchase and redeem shares of the Fund by mail, wire transfer, or through Automated Clear-ing House ("ACH") transfer. Shareholders may place purchase and redemption or-ders by telephone at (888) 263-5597. When market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may wish to place orders by mail. Purchases and redemptions of shares of the Fund may be made on any day on which the Federal Reserve Banks are open for business, except days on which the New York Stock Exchange is closed (a "Business Day"). Shares of the Fund are offered only to residents of states in which such shares are eligible for purchase.

MINIMUM INVESTMENTS
   The minimum initial investment in the Fund is $25,000 (except for Individ-ual Retirement Accounts ("IRAs") and Systematic Investment Plans where the minimums are $2,000 and $15,000, respectively). Subsequent investments must be at least $500 ($50 for Systematic Investment Plans). The Fund reserves the right to accept smaller purchases at its sole discretion.
   If the value of a shareholder account (other than a Systematic Withdrawal Plan account) falls below the required minimum investment because of redemp-tions, the Fund will notify the shareholder, and if the account value remains below the required minimum for a continuous 60-day period, the shares in such account will be subject to redemption by the Fund. Shares will not be redeemed involuntarily as a result of a decline in

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10
account value due solely to a decline in the Fund's net asset value. The Fund reserves the right to modify or terminate the involuntary redemption features of the shares at any time upon 60 days' notice to shareholders.

PURCHASES BY MAIL
   An account may be opened by mailing a check or other negotiable bank draft (payable to The Nevis Fund, Inc.) for at least the applicable required minimum initial investment, together with a completed Account Application to: The Nevis Fund, Inc., P.O. Box 446, Portland, ME 04112. Subsequent investments may also be mailed directly to the Transfer Agent. All purchases made by check should be in U.S. dollars and made payable to The Nevis Fund, Inc. Third party checks, credit card checks, and cash will not be accepted. When purchases are made by check, redemption proceeds will be forwarded only upon collection of payment for the shares purchased, which may take up to 15 days from the date of pur-chase.

PURCHASES BY WIRE TRANSFER
   INITIAL PURCHASES. Before making an initial investment by wire, an investor must first telephone (888) 263-5597 to be assigned an account number. The in-vestor's name, account number, taxpayer identification number or Social Secu-rity number, and address must be specified in the wire. In addition, the in-vestor should promptly forward a completed Account Application to the Transfer Agent at: The Nevis Fund, Inc., P.O. Box 446, Portland, ME 04112.
   Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: First Union National Bank; ABA # 031000011 for Account Number 1421559309; Further Credit: The Nevis Fund, Inc. The share-holder's name and account number must be specified in the wire.
   SUBSEQUENT PURCHASES. Additional investments may be made at any time through the wire procedures described above, which must include the shareholder's name and account number. The investor's bank may impose a fee for investments by wire.

PURCHASES BY AUTOMATED CLEARING HOUSE ("ACH")
   This service allows the purchase of additional shares through an electronic transfer of money from a checking or savings account. When an additional pur-chase is made by telephone, the Transfer Agent will automatically debit the pre-designated bank account for the desired amount. Shareholders may call (888) 263-5597 to request an ACH transaction.

SYSTEMATIC INVESTMENT PLAN
   Shareholders may also buy shares of the Fund through the Fund's Systematic Investment Plan. Under this plan, shareholders may arrange for automatic month-ly, quarterly, semi-annual, or annual investments in the Fund of $50 or more by authorizing Forum Shareholder Services, LLC, the Fund's transfer agent, to transfer funds from a checking account. The minimum initial investment under the Systematic Investment Plan is $15,000.

SYSTEMATIC WITHDRAWAL PLAN
   Shareholders of the Fund may elect to make systematic withdrawals of at least $50 from their Fund account if they are purchasing or already own shares of the Fund with a net asset value of $25,000 or more. Under this plan, share-holders may arrange systematic withdrawals on a monthly, quarterly, semi-annual or annual basis.
------------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS
   Individual shareholders may establish their own tax-sheltered Individual Retirement Accounts ("IRAs"). The minimum initial investment for an IRA is $2,000. There is currently no charge for establishing an IRA account, although there is an annual maintenance fee of $20. (See the applicable IRA Custodial Agreement and Disclosure Statement for a discussion of the annual maintenance fee, eligibility requirements, and related tax consequences.)

GENERAL INFORMATION REGARDING PURCHASES
   A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives the order and payment before 4:00 p.m., Eastern Time. Payment may be made by check or readily available funds. The purchase price of shares of the Fund is the net asset value per share next de-termined after a purchase order is received. Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. The Fund will not issue certificates representing shares of the Fund.
   The Fund reserves the right to reject a purchase order when it is deter-mined that it is in the best interest of the Fund and/or its shareholders to do so.

REDEMPTIONS
   Redemption orders received by the Transfer Agent prior to 4:00 p.m., East-ern Time, on any Business Day will be effective that day. The redemption price is the net asset value per share next determined after a redemption order is received, less any applicable redemption fee. Shares redeemed within 90 days of their purchase are subject to a redemption fee equal to 1% of the net asset value per share next determined after the redemption order is received. The Fund reserves the right to waive the redemption fee. Payment for redeemed shares will be made as promptly as possible and, in any event, within seven days after the redemption order is received. Redemption proceeds, however, are not paid unless any check used for investment has been cleared by the share-holder's bank, which may take up to 15 calendar days. Shareholders may not close their accounts by telephone.
   To protect shareholders and the Fund against fraud, signatures on certain requests must have a signature guarantee. Requests must be made in writing and include a signature guarantee for any of the following transactions: (1) writ-ten instruction to redeem shares whose value exceeds $50,000; (2) instructions to change a shareholder's record name; (3) redemption in an account in which the account address or account registration has changed within the last 30 days; (4) redemption proceeds to be sent to other than the address of record, preauthorized bank account, or preauthorized brokerage firm account; (5) re-demption proceeds to be paid to someone other than the record owners or to an account with a different registration; or (6) change of systematic investment or withdrawal, dividend election, telephone redemption option election, or any other option election in connection with the shareholder's account. A signa-ture guarantee may be obtained from domestic banks or trust companies, bro-kers, dealers, clearing agencies, or savings associations who are participants in a Medallion Program recognized by the Securities Transfer Association. Please note that a notary public stamp or seal is not acceptable.
   Shareholders may receive redemption payments in the form of a check or by Federal Reserve or ACH wire transfer. There is no charge for having a check for redemption proceeds mailed. A wire charge up to $10 may be deducted from the amount of a Federal Reserve wire redemption

-------------------------------------------------------------------------------
12
payment made at the request of a shareholder. Shareholders cannot redeem shares of the Fund by Federal Reserve wire on federal holidays restricting wire transfers. The Fund does not charge for ACH wire transactions; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.
   Shareholders are granted telephone redemption privileges automatically. Neither the Fund nor the Transfer Agent will be responsible for the authentic-ity of the redemption instructions received by telephone if it reasonably be-lieves those instructions are genuine. The Transfer Agent will employ reason-able procedures to confirm that telephone instructions are genuine, and may be liable for losses resulting from unauthorized or fraudulent telephone transac-tions if it does not employ those procedures.
   The right of redemption may be suspended or the date of payment of redemp-tion proceeds postponed during certain periods as set forth in the Statement of Additional Information.

NET ASSET VALUE
   The net asset value per share of the Fund is determined by dividing the to-tal market value of the Fund's investments and other assets, less any liabili-ties, by the total outstanding shares of the Fund. Net asset value per share is determined on each Business Day as of the close of regular trading on the New York Stock Exchange, which normally occurs at 4:00 p.m., Eastern Time. The Fund will use a pricing service to provide market quotations. Portfolio secu-rities for which reliable market values are not available are valued at their fair values determined in accordance with procedures established and monitored by the Board of Directors of the Fund.

-------------------------------------------------------------------------------
                              DIVIDENDS AND TAXES

DIVIDENDS
   The Fund's policy is to distribute substantially all of its investment com-pany taxable income and net capital gain (net long-term capital gain in excess of net short-term capital loss), if any, in December of each year. The Fund's investment company taxable income consists of all taxable income other than the excess, if any, of net long-term capital gain over net short-term capital loss, reduced by deductible expenses of the Fund.
   Unless a shareholder elects payment by check, all dividends and capital gain distributions, if any, will be reinvested in additional Fund shares at net asset value as of the reinvestment date. Shareholders may elect to termi-nate automatic reinvestment by giving written notice to the Transfer Agent (at the address listed in this Prospectus) prior to the record date on which divi-dends or distributions will be paid.

TAXES
   The Fund intends to qualify for the special tax treatment afforded regu-lated investment companies under the Internal Revenue Code so that it will be relieved of federal income tax on its investment company taxable income and net capital gain distributed to shareholders. In addition, the Fund expects to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.
   Dividends from the Fund's investment company taxable income are taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Fund's earnings and profits. Distributions of net capital gain that are designated by the Fund as capital gain dividends are taxable to shareholders as

-------------------------------------------------------------------------------
long-term capital gain, regardless of how long shareholders have held their shares and regardless of whether the distributions are received in cash or in additional shares. Only a portion of the dividends paid by the Fund is ex-pected to qualify for the dividends received deduction available to corporate shareholders. The Fund provides shareholders annually with information regard-ing the federal income tax status of its dividends and distributions.
   The net asset value of the Fund's shares will be reduced by the amount of any dividend or distribution on the record date for the distribution. An in-vestor who purchases shares immediately prior to the record date will pay the full net asset value for the shares and will receive a distribution which, al-though in effect a return of capital to that shareholder, will be taxable as described above.
   The sale or redemption of Fund shares is a taxable event for the sharehold-er.
   Shareholders should consult their tax advisors regarding specific questions as to federal, state, and local income taxes. The Statement of Additional In-formation contains additional information regarding taxes.

-------------------------------------------------------------------------------
                              GENERAL INFORMATION

DESCRIPTION OF SHARES
   The Fund is an open-end, non-diversified management investment company in-corporated under the laws of the State of Maryland. Each share of the Fund has one vote and is entitled to dividends and distributions when and if declared by the Fund's Board of Directors. In the event of liquidation or dissolution of the Fund, each share would be entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid.
   As of the date of this Prospectus, all shares of the Fund have been classi-fied as Common Stock. Under the charter of the Fund, the Board of Directors is authorized to establish "series" of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of shares of each series. Different classes of the Fund's shares of any series may be offered to certain investors. The Board of Directors of the Fund may add additional series or classes of shares in the future. All classes of a particular series would share a common investment objective and portfolio of investments; however, the net asset values per share of the classes could differ to the extent there are different fees and expenses applicable to the classes. Additional information concerning the capital stock of the Fund may be obtained by calling (877) 44-NEVIS.

ANNUAL MEETINGS
   Unless required under applicable law, the Fund does not expect to hold an-nual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a director from office, and if such a request is made, the Fund will assist with the shareholder com-munications in connection with the meeting.

SHAREHOLDER REPORTS
   The Fund furnishes shareholders with semi-annual reports containing infor-mation about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial state-ments will be audited by the Fund's independent accountants, Arthur Andersen LLP.

-------------------------------------------------------------------------------
14

OFFICERS AND DIRECTORS

David R. Wilmerding, III*  President and Director
Jon C. Baker*              Senior Vice-President,
                           Treasurer, Secretary
                           and Director
Joseph R. Hardiman         Director
Charles E. Noell           Director

 *Messrs. Wilmerding and Baker are "interested persons" of the Fund within the meaning of the Investment Company Act of 1940.

CUSTODIAN
   First Union National Bank, 530 Walnut Street, Mezzanine Level, Philadelphia, PA 19106, serves as custodian of the Fund, and holds cash, securities, and other assets of the Fund as required by the Investment Company Act of 1940.

TRANSFER AGENT
   Forum Shareholder Services, LLC, 3 Canal Plaza, Portland, Maine 04101 (the "Transfer Agent"), serves as transfer agent and dividend paying agent for the Fund's shares.

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP, 1601 Market Street, Philadelphia, PA 19103, has been selected as independent public accountants for the Fund.

LEGAL COUNSEL
   Piper & Marbury L.L.P., Baltimore, Maryland, serves as legal counsel to the Fund.

INVESTOR INQUIRIES
   Inquiries regarding the Fund should be directed as follows: The Nevis Fund, Inc., c/o SEI Investments Mutual Fund Services, 530 East Swedesford Road, Wayne, PA 14087. Shareholders may call the Fund at (877) 44-NEVIS. Share pur-chase and redemption transactions should be made through the Transfer Agent. See "Purchase and Redemption of Shares."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

Summary.....................................................................   2
Fees and Expenses...........................................................   3
Performance Information.....................................................   4
Investment Objectives and Policies..........................................   5
Risks to Consider...........................................................   7
Management..................................................................   8
Purchase and Redemption of Shares...........................................  10
Dividends and Taxes.........................................................  13
General Information.........................................................  14






NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN AS CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFOR-MATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY BY ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION.

NEV-F-001-01000

                                 THE NEVIS FUND



                                                                      PROSPECTUS
                                                                   June 26, 1998


--------------------------------------------------------------------------------

                              THE NEVIS FUND, INC.


                      STATEMENT OF ADDITIONAL INFORMATION

                                 June 26, 1998


          This Statement of Additional Information is not a prospectus but provides additional information that should be read in conjunction with the Prospectus dated June 26, 1998 including any supplements thereto. To obtain additional copies of the Prospectus, please call (877) 44-NEVIS.

                               TABLE OF CONTENTS
                               -----------------

                                                                Page
                                                                ----

          General Information                                   B- 2
          Investment Policies and Practices                     B- 2
          Investment Restrictions                               B- 9
          Portfolio Transactions and Brokerage                  B-11
          Calculation of Net Asset Value                        B-12
          Redemption of Shares                                  B-12
          Taxation                                              B-12
          Management                                            B-14
          Investment Adviser                                    B-16
          Administrator                                         B-17
          Distributor                                           B-17
          Performance Information                               B-18
          Description of Capital Stock                          B-19
          Experts                                               B-20
          Financial Statements                                  B-21

                              GENERAL INFORMATION

          The Nevis Fund, Inc. (the "Fund") an open-end, non-diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information regarding the activities of the fund being considered for investment. Important information concerning the Fund is included in the Prospectus which may be obtained without charge from the Fund. Some of the information required to be in this Statement of Additional Information is also included in the Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus.

          As described in the Prospectus, the investment objective of the Fund is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in securities of public companies experiencing dramatic earnings growth.

          The Fund was incorporated under the laws of the State of Maryland on February 20, 1998. As of the date of this Statement of Additional Information, the Fund had not yet commenced operations.

          The name "Nevis" has been licensed to the Fund by the Adviser. Under this arrangement, the Fund is required to cease using the name "Nevis" upon the occurrence of certain events, including termination of the Adviser as investment adviser of the Fund.

          The Fund filed a registration statement with the SEC registering as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and registering an indefinite number of shares of the Fund under the Securities Act of 1933, as amended (the "Securities Act"). The Prospectus and this Statement of Additional Information, which constitute part of the registration statement, do not contain all the information set forth in the registration statement, and the exhibits and schedules to the registration statement filed with the SEC. Copies of the registration statement, including those items omitted from this Statement of Additional Information, may be examined and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington DC 20549 and at the SEC's Regional Offices at 7 World Trade Center, 13th Floor, New York, NY 10048 and at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, IL 60661-2511. The SEC also maintains a Web site (http://www.sec.gov) which contains the registration statement and other information regarding the Fund.


                       INVESTMENT POLICIES AND PRACTICES

          The Fund's investment objective is to provide long term capital appreciation. The Fund seeks to achieve its investment objective by investing in securities of public companies experiencing dramatic earnings growth. There can be no assurance that the Fund will achieve its investment objective. The following information supplements, and should be read in conjunction with, the discussion in the Prospectus of the investment objective and policies of the Fund.

FOREIGN INVESTMENTS

          The Fund may invest in foreign securities denominated in foreign currencies. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Fund may invest in foreign securities that impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

HEDGING STRATEGIES

     FUTURES TRANSACTIONS. The Fund may use futures contracts and options on such contracts for bona fide hedging purposes within the meaning of regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). The Fund may also establish positions for other purposes provided that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund after taking into account unrealized profits and unrealized losses on any such instruments.

     FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P
500. A futures contract can be held until its delivery date, or can be closed out prior to its delivery date if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant

("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

     PURCHASING PUT AND CALL OPTIONS RELATING TO SECURITIES OR FUTURES CONTRACTS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed price (strike price). In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option.
If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if the price of the underlying security falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put-buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call-buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the price of the underlying instrument does not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to a FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If the price of the underlying instrument rises, a put-writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the price of the underlying instrument remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the price of the underlying instrument falls, the put-writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing a call option is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call-writer mitigates the effects of a price decline. At the same time, because a call-writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call-writer gives up some ability to participate in security price increases.

     COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower strike price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics than those of the securities in which it typically invests -- for example, by hedging intermediate-term securities with a futures contract on an index of long-term bond prices, or by hedging stock holdings with a futures contract on a broad-based stock index such as the S&P 500 -- which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the price of the underlying security the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in the trading of options, futures and securities, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or may result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively-low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if the price of an option or futures contract moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges upon which they are traded. OTC options for which no liquid secondary market exists will be subject to the Fund's policy regarding investing in illiquid and restricted securities. See "--Illiquid and Restricted Securities."

     OPTIONS AND FUTURES CONTRACTS RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put option obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures contracts are similar to options and futures contracts relating to securities or securities indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and option values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match exactly the amount of currency options and futures held by the Fund to the value of its investments over time.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option position is outstanding, unless they are replaced with other appropriate liquid assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

ILLIQUID AND RESTRICTED SECURITIES

     As discussed in the Prospectus, the Fund may invest up to 15% of the value of its net assets, measured at the time of investment, in illiquid securities. Both restricted securities (other than Rule 144A securities that are deemed to be liquid as discussed below), which may not be resold to the public without registration under the Securities Act, and securities that, due to their market or the nature of the security, have no readily available market for their disposition are considered to be not readily marketable or "illiquid". Limitations on resale and marketability may have the effect of preventing the Fund from disposing of a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with registration. In purchasing illiquid securities, the Fund does not intend to engage in underwriting activities, except to the extent the Fund may be deemed to be a statutory underwriter under the Securities Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies.

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of these investments.

     Rule 144A under the Securities Act establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Fund may invest in Rule 144A securities which, as disclosed in the Prospectus, are restricted securities which may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A and provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at a reasonable price.

     Securities eligible for resale pursuant to Rule 144A will not be subject to the Fund's limitations on investing in securities that are not readily marketable, provided that the Adviser determines that a liquid market exists for such securities under guidelines adopted and monitored by the Fund's Board of Directors. In making this determination, the Adviser will consider the following factors, among others: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).

INVESTMENT COMPANY SHARES

     The Fund may invest up to 10% of its total assets in shares of other investment companies that invest exclusively in those securities in which the Fund may invest directly. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, the Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

MONEY MARKET INSTRUMENTS

     From time to time the Fund may purchase high quality, short-term debt securities, commonly known as money market instruments. These securities include U.S. government securities, obligations of U.S. commercial banks and commercial paper.

     U.S. government securities include direct obligations of the U.S. government, which consist of bills, notes and bonds issued by the U.S. Treasury, and obligations issued by agencies of the U.S. government which, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States or are guaranteed by the U.S. Treasury or supported by the issuing agency's right to borrow from the U.S. Treasury.

     The obligations of U.S. commercial banks include certificates of deposit and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest in varying amounts.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed by the Adviser to be creditworthy under criteria established by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of its custodian bank or its agent. The underlying securities, which in the case of the Fund must be issued by the U.S. Treasury, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Adviser. These transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.

SECURITIES LENDING

     The Fund may lend securities to parties such as broker-dealers or institutional investors. The market value of loaned securities will not exceed one-third of the Fund's total assets. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

     It is the current view of the SEC that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% of collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

SHORT SALES

     The Fund may enter into short sales with respect to securities it owns, or with respect to stocks underlying its convertible bond holdings (short sales "against the box"). For example, if the Adviser anticipates a decline in the price of the stock underlying a convertible security it holds, the Fund may sell the stock short. If the stock price substantially declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

     When the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

THE FUND'S RIGHTS AS A SHAREHOLDER

     The Fund does not intend to direct or administer the day-to-day operations of any company whose shares it holds. However, the Fund may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the board of directors and shareholders of a company when the Adviser determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that the Fund may engage in, either individually or in conjunction with other shareholders, may include, among others: supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that the Fund could be involved in lawsuits related to such activities. The Adviser will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Fund and the risk of actual liability if the Fund is involved in litigation. There is no guarantee, however, that litigation against the Fund will not be undertaken or liabilities incurred.

WARRANTS

     Warrants are securities that give the Fund the right to purchase equity securities from an issuer at a specific price (the "strike price") for a limited period of time. The strike price of a warrant is typically much lower than the current market price of the underlying securities, yet a warrant is subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

     Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.


                            INVESTMENT RESTRICTIONS

     The Fund's investment programs are subject to a number of restrictions that reflect self-imposed standards as well as regulatory limitations. The investment restrictions recited below are in addition to those described in the Prospectus.

     Investment restrictions which are designated as matters of fundamental policy may only be changed with the approval of a "majority of the outstanding voting securities" of the Fund. Under the Investment Company Act, the vote of a majority of the outstanding voting securities of a company means the vote, at an annual or a special meeting of the security holders of the company duly called,
(i) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of such company, whichever is the less.

     The Fund may not as a matter of fundamental policy:

     (1) Issue senior securities, except as permitted under the Investment Company Act;

     (2) Effect short sales of securities or sell any security which it does not own unless by virtue of its ownership of other securities it has, at the time of sale, a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and, provided that if such right is conditional, the sale is made upon the same conditions; or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

     (3) Borrow money, except that the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     (4) Act as an underwriter of securities within the meaning of the U.S. federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of illiquid securities;

     (5) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) Purchase or sell real estate, provided that the Fund may invest in securities of companies in the real estate industry and may purchase securities secured or otherwise supported by interests in real estate;

     (7) Purchase or sell commodities or commodities contracts, provided that the Fund may invest in financial futures and options on such futures; or

     (8) Make loans, except that the Fund may lend portfolio securities in accordance with its investment policies and may enter into, purchase or invest in repurchase agreements, debt instruments or other securities, whether or not the purchase is made upon the original issuance of the securities.

     The Fund does not intend to invest in or to enter into financial futures contracts or purchase options on such futures or to lend portfolio securities during the current fiscal year.

     The following investment restrictions are not fundamental policies and may be changed by the Fund's Board of Directors without shareholder approval. The Fund will not as a matter of operating policy:

     (i) Borrow money, except that the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 10% of the value of its total assets at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of its total assets are outstanding, the Fund will not purchase securities for investment;

     (ii) Invest in shares of any other investment company registered under the Investment Company Act, except as permitted by federal law;

     (iii) Invest for the purpose of exercising control or management; or

     (iv)  Invest more than 20% of its total assets in foreign securities.

     To meet federal tax requirements for qualification as a "regulated investment company," the Fund will limit its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer; and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government securities" as defined for federal tax purposes.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Fund, for the selection of brokers and dealers to execute securities transactions and for negotiation of commission rates. Purchases and sales of securities on a securities exchange will be effected through broker-dealers which charge a commission for their services. The Adviser may direct purchase and sale orders to any registered broker-dealer. In the over-the-counter market, transactions are effected on a "net" basis with dealers acting as principal for their own accounts without charging a stated commission, although the price of the security usually includes a profit to the dealer based on the spread between the bid and asked price for the security. The prices of securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession.

     The Adviser's primary consideration in effecting securities transactions is to obtain the most favorable execution of orders on an overall basis. As described below, the Adviser may, in its discretion, effect agency transactions with broker-dealers that furnish research deemed by the Adviser to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Adviser with clients other than the Fund. Similarly, any research services received by the Adviser through placement of portfolio transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Fund. No specific value can be determined for research services furnished without cost to the Adviser by a broker-dealer. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Fund by improving the Adviser's investment advice.

     The Adviser's policy is to pay a broker-dealer commissions for particular transactions that are higher than might be charged if a different broker-dealer had been chosen when, in the Adviser's opinion, this policy furthers the overall objective of obtaining the most favorable execution. The Adviser is also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research services described above.

     The Adviser manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser.

     The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board of Directors. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions does not apply to transactions effected on a principal basis.

                        CALCULATION OF NET ASSET VALUE

     The Fund's net asset value per share is determined as of the close of regular trading hours on the New York Stock Exchange (the "NYSE"), which is normally 4:00 p.m. (Eastern time), any day on which the Federal Reserve Banks are open for business, except Good Friday (a "Business Day"). The Federal Reserve Banks are open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Portfolio securities traded on a national exchange on the valuation date are valued at the last quoted sale price. Exchange traded securities for which there have been no reported sales on the valuation date and securities traded primarily in the over-the-counter market are valued at the last quoted bid prices. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established and monitored by the Fund's Board of Directors. These procedures may include the use of an independent pricing service which calculates prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Debt obligations with maturities of 60 days or less are valued at amortized cost.


                             REDEMPTION OF SHARES

     The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

     Under normal circumstances, the Fund will redeem shares by check as described in the Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of portfolio securities in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Calculation of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

     The Board of Directors of the Fund may cause the redemption of a share account with a balance of less than $25,000, provided (1) the value of the account has been reduced for reasons other than market action below the minimum initial investment in such shares at the time the account was established, (2) the account has remained below the minimum level for 60 days, and (3) 60 days' prior written notice of the proposed redemption has been sent to the shareholder. Shares will be redeemed at the net asset value on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to the last known address of the shareholder.


                                    TAXATION

     The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

     The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes, or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

     The Fund expects to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. In order to qualify as a RIC for any taxable year, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"). In addition, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of its assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). Generally, the Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

     Under Subchapter M of the Code, the Fund is exempt from federal income tax on its taxable net investment income and net capital gains that it distributes to shareholders, provided generally that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital loss) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. The Distribution Requirement for any year may be waived if a RIC establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

     If for any taxable year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions generally will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. However, in the case of corporate shareholders, such distributions generally will be eligible for the 70% dividends received deduction for "qualifying dividends".

     The Code imposes a nondeductible 4% excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC will include in the amount distributed any amount taxed to the RIC as investment company taxable income or capital gains for any taxable year ending in such calendar year. The Fund intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for excise tax. However, the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.

     If the Fund acquires stock in certain non-U.S. corporations ("passive foreign investment companies" or "PFICs") that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gains) or at least 50% of whose average assets produce or are held for the production of such passive income, the Fund indirectly through its interest in the PFIC could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if the Fund distributes its share of the PFIC income as a taxable dividend to its shareholders.

A certain election (treating the PFIC as a "qualified electing fund") filed with the Fund's federal income tax return may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize ordinary taxable income and net capital gain of the PFIC without the corresponding receipt of cash which may need to be distributed by the Company to satisfy the Distribution Requirement.

     Pursuant to proposed regulations, open-end regulated investment companies such as the Fund would be entitled to avoid or substantially reduce the tax consequences described in the preceding paragraph by electing to mark-to-market their stock in certain PFICs. Marking to market in this context means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each PFIC's stock over the owner's adjusted basis in that stock (including mark-to-market gains of a prior year for which an election was in effect). Making the election could result in the recognition of gain without the corresponding receipt of cash which may need to be distributed by the Fund to satisfy the Distribution Requirement.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long the shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction. Under recent legislation, net "long-term capital gain" has been broken down into additional categories of gain, taxable at different rates for individual taxpayers. These categories include 20% rate gain and 28% rate gain and certain other categories of gain that the Fund does not expect to realize. Twenty-eight percent rate gain on assets held longer than 12 months but not longer than 18 months is taxed at the taxpayer's marginal federal income tax rate, but not higher than 28%. Twenty percent rate gain on assets held longer than 18 months is taxed at a maximum rate of 20%. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends as well as the portions of its capital gain dividends that constitute 28% rate gain and 20% rate gain. Distributions of earnings and profits of the Fund other than distributions of net long-term capital gains are taxable to shareholders as ordinary income.

     If capital gain distributions have been made with respect to shares of the Fund that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Any gain or loss recognized on a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise generally will be treated as a short-term capital gain or loss.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions payable to any shareholder who (i) has provided the Fund either an incorrect tax identification number or no number at all, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

     Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund and also as to the application of the rules set forth above to a shareholder's particular circumstances.


                                  MANAGEMENT

DIRECTORS AND OFFICERS

     The Board of Directors of the Fund consists of four directors. The directors and officers of the Fund, their ages and their principal occupations during the last five years are set forth below. Each director who is an "interested person" of the Fund (as defined in the Investment Company Act) is indicated by an asterisk (*). The addresses of each of the directors is 1119 St. Paul St., Baltimore, MD 21202.

                                                   POSITION(S) HELD                 PRINCIPAL OCCUPATIONS(S)
NAME AND ADDRESS                  AGE              WITH REGISTRANT                 DURING THE PAST FIVE YEARS
----------------                  ---              ---------------                 --------------------------
David R. Wilmerding, III*          36                President and Director              President of  Nevis Capital
                                                                                         Management, Inc.

Jon C. Baker*                      34                Senior Vice President,              Executive Vice President of Nevis
                                                     Treasurer, Secretary and            Capital Management, Inc.
                                                     Director

Joseph R. Hardiman                 61                Director                            Retired; President and Chief Executive
                                                                                         Officer and a member of the Board of
                                                                                         Directors and the Executive Committees
                                                                                         of the National Association of Securities
                                                                                         Dealers, Inc. and its wholly owned sub-
                                                                                         sidiary, The Nasdaq Stock Market, Inc.
                                                                                         from September 1987 to January 1997.

Charles E. Noell                   46                Director                            General partner of JMI Equity Fund, L.P.
                                                                                         Mr. Noell is currently on the boards of
                                                                                         Expert Software, Inc.; Peregrine Systems,
                                                                                         Inc.; and Transaction System Architects,
                                                                                         Inc.

     The Fund's Articles of Incorporation require the Fund to indemnify its directors and officers to the full extent permitted by Maryland law. Nothing in the charter or bylaws of the Fund protects any director or officer against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The officers and directors of the Fund who are "interested persons" of the Fund within the meaning of the Investment Company Act do not receive compensation directly from the Fund for serving in the capacities described above. However, those officers and directors who are affiliated with the Adviser may receive remuneration indirectly from the Fund for services provided in their respective capacities with the Adviser. Each of the non-interested directors is expected to receive for his service on the Board of Directors an annual fee of $6,000, a fee of $1,500 for each board meeting attended, plus reimbursement for out-of-pocket expenses incurred in connection with attendance at board meetings. The following table sets forth the information concerning the compensation anticipated to be paid by the Fund to directors in the current fiscal year. The Fund does not offer any pension or retirement benefits to its directors.

     NAME OF DIRECTOR                           AGGREGATE COMPENSATION FROM THE FUND (1)
     ----------------                           ----------------------------------------
     David R. Wilmerding, III                   $0
     Jon C. Baker                               $0
     Joseph R. Hardiman                         $12,000
     Charles E. Noell                           $12,000

     (1) The Fund commenced operations in June 1998. The amounts indicated are estimates of the compensation expected to be paid to directors of the Fund during the Fund's first fiscal year ending May 31, 1999.

     As of the date of this Statement of Additional Information, the officers and directors of the Fund, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Fund.

CODE OF ETHICS

     The Board of Directors of the Fund has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act. The code of ethics applies to the personal investing activities of all directors and officers of the Fund, as well as to designated officers, directors, and employees of the Adviser and the Distributor. As described below, the code of ethics imposes significant restrictions on the Adviser's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio Adviser's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

     The code of ethics requires that covered employees of the Adviser and all Fund directors who are "interested persons" preclear personal securities investments (with certain exceptions, such as non-volitional purchases or purchases that are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment.
The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities, and special preclearance of the acquisition of securities in private placements. Furthermore, the code of ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Officers, directors, and employees of the Adviser and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.

                              INVESTMENT ADVISER

     The Board of Directors of the Fund has approved an investment management agreement between the Fund and the Adviser. Under the agreement, the Adviser manages the Fund's investments subject to the supervision and direction of the Board of Directors of the Fund. The Adviser is responsible for providing a continuous investment program for the Fund, including the provision of investment research and management with respect to all securities and investments and cash equivalents purchased, sold, or held in the Fund, and the selection of brokers-dealers through which securities transactions for the Fund will be executed. In carrying out its responsibilities, the Adviser is required to act in conformance with the Fund's charter, the Investment Company Act and the Investment Advisers Act of 1940, as amended.

     The investment management agreement will remain in effect for two years from the date of its initial execution and from year to year thereafter, so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) and by the vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (as defined in the Investment Company
Act), cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated by either the Fund or the Adviser on 60 days' written notice. It will terminate automatically in the event of its assignment (as defined by the Investment Company Act).

       The Adviser bears all expenses in connection with the performance of services under the investment management agreement with the Fund. In addition, the Adviser bears all ordinary expenses incurred in the conduct of the Fund's operations, including, without limitation, the following: the expenses of directors and officers of the Fund; fees for administrative services; expenses of organizing the Fund and continuing its existence; fees and expenses of preparing and filing the Fund's registration statement under the Securities Act of 1933 and the Investment Company Act, and any amendments thereto; fees and expenses of directors and officers of the Fund; fees for administrative services; expenses of preparing, printing and distributing prospectuses, shareholder reports and other materials to shareholders; interest; brokerage commissions; taxes and governmental fees; expenses of issue, purchase, repurchase and redemption of shares; charges and expenses of custodians, transfer agents, dividend disbursing agents and registrars; printing and mailing costs; expenses of auditing, accounting and legal services; expenses of meetings of the Board of Directors and shareholders and proxy solicitations; insurance expenses; and association membership dues. The Fund bears all extraordinary expenses (as determined by use of generally accepted accounting principles) incurred in the course of its business.

                                 ADMINISTRATOR

     SEI Fund Resources (the "Administrator"), One Freedom Valley Drive, Oaks, PA 19456, serves as the administrator for the Fund. SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Corp., is the owner of all beneficial interest in the Administrator.

     Pursuant to an administration agreement between the Administrator and the Fund, the Administrator has agreed to provide certain fund accounting and administrative services to the Fund, including among other services, accounting relating to the Fund and its investment transactions; computing daily net asset values; monitoring the investments and income of the Fund for compliance with applicable tax laws; preparing for execution and filing federal and state tax returns, and semi-annual and annual shareholder reports; preparing monthly financial statements including a schedule of investments; assisting in the preparation of registration statements and other filings related to the registration of shares; coordinating contractual relationships and communications between the Adviser and the Fund's custodian; preparing and maintaining the Fund's books of account, records of securities transactions, and all other books and records in accordance with applicable laws, rules and regulations (including, but not limited to, those records required to be kept pursuant to the Investment Company Act); and performing such other duties related to the administration of the Fund as may be agreed upon in writing by the parties to the respective agreements.

     Compensation for the services and facilities provided by the Administrator under its administration agreement with the Fund includes payment of the Administrator's out-of-pocket expenses. The Administrator's reimbursable out-of-pocket expenses include, but are not limited to, postage and mailing, telephone, telex, Federal Express, independent pricing service charges, and record retention/storage.

     Because the Fund will commence operations in June 1998, the Fund has not paid any fees to the Administrator as of the date of this Statement of Additional Information.

                                  DISTRIBUTOR

     SEI Investments Distribution Co. (the "Distributor"), located at One Freedom Valley Drive, Oaks, PA 19456, serves as the principal underwriter and distributor for the Fund's shares pursuant to a distribution agreement with the Fund. The distribution agreement was initially approved by the Board of Directors of the Fund. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. The Distributor is an indirect wholly-owned subsidiary of SEI Investments Company.

     The Distributor offers shares of the Fund continuously and has agreed to use its best efforts to solicit purchase orders for shares. The Distributor is not obligated to sell any specific amount of shares of the Fund. The Distributor bears all expenses of providing services pursuant to its distribution agreement with the Fund. The Fund bears the expenses of registering its shares with the SEC and with applicable state regulatory authorities.

     The distribution agreement will remain in effect for two years from the date of its initial execution and from year to year thereafter, so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act), and by the vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (as defined in the Investment Company Act), cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated by either the Fund or the Distributor on 60 days' written notice. It will terminate automatically in the event of its assignment (as defined by the Investment Company Act).

     The Fund and the Distributor reserve the right to reject any purchase order and to suspend the offering of shares of the Fund. The Fund reserves the right to vary the minimums for initial and subsequent investments in the

Fund's shares at any time. In addition, the Fund may waive the minimum investment requirement for any investor. The factors to be considered in the waiver or variation of such minimum investments include, but are not limited to, the relationship of the investor to the Fund, the amount of the proposed investment, and the type of investor.

                            PERFORMANCE INFORMATION


     The Fund may compare its performance to other funds or to relevant indices, such as the Standard & Poor's Composite Stock Price Index (the "S&P 500") and the Russell 2000. The S&P 500 is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index, representing 7% of the Russell 3000 total market capitalization. The Russell 3000 Index is composed of 3,000 large U.S. companies ranked by market capitalization, representing approximately 98% of the U.S. equity market.

     For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to stock or other relevant indices or averages in advertisements or in certain reports to shareholders, performance will generally be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state its performance solely in terms of total return.

TOTAL RETURN CALCULATIONS

     The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

     P(1 + T)(n) = ERV

     Where:    P =     a hypothetical initial payment of $1,000

               T =     average annual total return

               n =     number of years (1, 5 or 10)

             ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the designated period (or fractional portion thereof)

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of the Fund). In calculating the ending redeemable value for the Fund's shares, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any recurring account charges that might be imposed by the Fund in the future would be included.

     The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formulate set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA/Weisenberger or Morningstar Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.

     Alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

YIELD CALCULATIONS

     The yield of Fund shares is computed by dividing the Fund's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share on the last day of such base period in accordance with the following formula:

     YIELD = 2[(a - b + 1)/6/ - 1 ]
                -----
                 cd

     Where:      a   =   net investment income earned during the period

                 b   =   net expenses accrued for the period

                 c   =   the average daily number of shares outstanding during
                         the period that were entitled to receive dividends

                 d   =   the maximum offering price per share

     Net investment income will be determined in accordance with rules established by the SEC.

                          DESCRIPTION OF CAPITAL STOCK

     The Fund is authorized to issue 100,000,000 shares of Common Stock, par value $.01 per share. The Board of Directors may increase or decrease the number of authorized shares without shareholder approval.

     The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of shares by the Board of Directors at any time. In the event series of shares are established, each series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series will be
treated as separate entities.   In the event additional classes of shares are
established, each class of shares issued generally will be identical to every other class and expenses of the Fund or a series thereof (other than any fees or expenses attributable a particular class) would be prorated among all classes based upon relative net assets.

     All shares of the Fund, regardless of class or series, have equal rights with respect to voting, except that the holders of a particular class or series of shares are not entitled to vote on any matter which does not affect any interest of that class or series. All classes and series of Fund shares vote together as a single class, except as otherwise required by applicable law. Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares voting together for election of directors may elect all the members of the Board of Directors of the Fund.
In such event, the remaining holders cannot elect any members of the Board of Directors.

     There are no preemptive, conversion, or exchange rights applicable to any shares of the Fund. The outstanding shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

                                    EXPERTS


     The Statement of Assets and Liabilities of the Fund at June 24, 1998 has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto and is included in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

THE NEVIS FUND, INC.


STATEMENT OF ASSETS AND LIABILITIES
June 24, 1998

ASSETS:
 Cash...........................................................................     $100,000
 Deferred Organization Expenses.................................................       61,500

   Total Assets.................................................................     $161,500

LIABILITIES:

 Organization Expenses Payable to the Adviser                                          61,500

NET ASSETS:.....................................................................     $100,000
                                                                                     ========

NET ASSETS CONSIST OF:

 Common Stock, par value $.01 per share, 100,000,000 shares authorized..........     $    100
 Additional paid-in capital.....................................................       99,900
                                                                                     --------

   Total........................................................................     $100,000
                                                                                     ========

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($100,000 / 10,000 shares outstanding)..........................................       $10.00
                                                                                       ======

The accompanying notes are an integral part of this financial statement.

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

1.   ORGANIZATION

     The Nevis Fund, Inc. (the "Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified management investment company. The Fund has not commenced operations except those relating to organizational matters and the sale of shares in the amount of $100,000 to Nevis Capital Management, Inc. the Fund's sponsor.

2.   SIGNIFICANT ACCOUNTING POLICIES

     Organization expenses will be amortized on a straight-line basis over a period not to exceed five years from the commencement date of operations. In the event Nevis Capital Management, Inc. redeems all or part of its initial investment in shares of the Fund, the proceeds will be reduced by the product of any unamortized organization expenses and the proportion of the number of shares redeemed to the initial shares invested.

3.   INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND
     OTHER TRANSACTIONS WITH AFFILIATES

     The Fund has entered into (1) an investment management agreement with Nevis Capital Management, Inc. (the "Adviser"), (2) an administration agreement with SEI Investments Mutual Fund Services ("SIM") under which SIM provides administration and accounting services to the Fund, and (3) a distribution agreement with SEI Investments Distribution Co. ("SDC") under which SDC will distribute shares of the Fund and provide information to shareholders.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of The Nevis Fund, Inc.:

We have audited the accompanying Statement of Assets and Liabilities of The Nevis Fund, Inc. (the "Fund") as of June 24, 1998. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of The Nevis Fund, Inc. as of June 24, 1998 in conformity with generally accepted accounting principles.




June 24, 1998


                                                /s/ Arthur Andersen LLP